UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2018

AB PRIVATE CREDIT INVESTORS CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-01196	81-2491356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas

New York, NY 10105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 969-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On December 19, 2018, AB Private Credit Investors Corporation (the “Fund”) entered into that certain second amendment and waiver (the “Amendment”) to the Revolving Credit Agreement, dated as of November 15, 2017 and as amended by that certain First Amendment and Waiver to Revolving Credit Agreement, dated as of November 14, 2018, with HSBC Bank USA, National Association, as the administrative agent and a lender and each of the Banks a party thereto (the “Credit Facility”). The Amendment increased the maximum commitment amount on a temporary basis through February 7, 2019 from $100 million to $125 million.

The information set forth above with respect to the Amendment does not purport to be complete in scope and is qualified in its entirety by the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Amendment.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 – Unregistered Sale of Equity Securities.

On December 18, 2018, the Fund delivered a capital call notice to its investors relating to the sale of shares of the Fund’s common stock, par value $0.01 per share (the “Common Stock”) for an aggregate offering price of $12,540,560.92. The sale is expected to close on or around January 2, 2019.

The sale of Common Stock is being made pursuant to subscription agreements entered into by the Fund and its investors. Under the terms of the subscription agreements, investors are required to fund capital calls to purchase shares of Common Stock up to the amount of their respective capital commitments on an as-needed basis each time the Fund delivers a notice to its investors.

The issuance of the Common Stock is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Regulation D thereunder.

(d) Exhibits

Exhibit Number	Description

10.1	Second Amendment and Waiver to Revolving Credit Agreement, dated as of December 19, 2018, by and among AB Private Credit Investors Corporation, HSBC Bank USA, National Association, as the Administrative Agent and a Lender, and each of the Banks a party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AB PRIVATE CREDIT INVESTORS CORPORATION

Date: December 20, 2018	By:	/s/ Wesley Raper
Wesley Raper
Chief Financial Officer and Treasurer